Exhibit 99.1

Press Release — For Immediate Release

January 20, 2010

Penns Woods Bancorp, Inc. Reports Fourth Quarter 2009 Earnings

Williamsport, PA — Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, was $2,423,000 and $9,291,000 for the three and twelve months ended December 31, 2009 compared to $2,470,000 and $9,343,000 for the same periods of 2008.  Operating earnings per share for the three months ended December 31, 2009 were $0.63 basic and dilutive compared to $0.64 basic and dilutive for the same period of 2008.  Operating earnings per share for the twelve months ended December 31, 2009 remained steady at $2.42 basic and dilutive compared to the same period of 2008.  Operating earnings for the three and twelve months ended December 31, 2009 were impacted by a substantial increase in FDIC insurance expense, which offset the positive effects of the growth in loans and deposits.  A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in this paragraph to the comparable GAAP financial measures is included at the end of this press release.

Net income, as reported under U.S. generally accepted accounting principles, for the three and twelve months ended December 31, 2009 was $2,500,000 and $6,093,000 compared to $2,263,000 and $8,003,000 for the same periods of 2008.  Comparable results were impacted by an increase in after-tax securities gains of $284,000 (from a loss of $207,000 to a gain of $77,000) for the three month period ended December 31, 2009 compared to 2008, and an increase in after-tax securities losses of $1,858,000 (from a loss of $1,340,000 to a loss of $3,198,000) for the comparable twelve month periods of 2009 and 2008.  Included within the change in after-tax securities losses are pre-tax other than temporary impairment charges relating to certain equity securities held in the investment portfolio for the three and twelve months ended December 31, 2009 of $0 and $4,614,000 compared to $372,000 and $2,797,000 for the three and twelve months ended December 31, 2008.  Basic and dilutive earnings per share for the three and twelve months ended December 31, 2009 were $0.65 and $1.59 compared to $0.59 and $2.07 for the corresponding periods of 2008.  Return on average assets and return on average equity were 1.47% and 14.72% for the three months ended December 31, 2009 compared to 1.43% and 15.20% for the corresponding period of 2008.   Earnings for the twelve months ended December 31, 2009 correlate to a return on average assets and return on average equity of 0.92% and 9.66% compared to 1.27% and 12.02% for the twelve month 2008 period.

The net interest margin for the three and twelve months ended December 31, 2009 was 4.42% and 4.40% compared to 4.42% and 4.14% for the corresponding periods of 2008.  A decrease in the rate paid on interest bearing liabilities of 42 basis points (bp) and 66 bp for the three and twelve months ended December 31, 2009 compared to the same periods of 2008 positively impacted the net interest margin.  A declining cost of funds is primarily the result of the rate paid on time deposits decreasing 91 bp and 108 bp for the three and twelve month periods ended December 31, 2009 compared to the same periods of 2008.  The decreases are the result of Federal Open Market Committee (FOMC) actions to maintain low interest rates, our strategic decision to shorten the duration of the time deposit portfolio over the past year, and core deposit growth that allowed for a reduction in short-term borrowings.  The duration of the time deposit portfolio has begun to be lengthened due to the apparent bottoming or near bottoming of deposit rates.

“A net interest margin of 4.42% and 4.40% for the three and twelve month periods of 2009 with taxable equivalent net interest income of $6,951,000 and $26,745,000 over the same periods has been the primary driver behind the solid operating earnings.  The increase in taxable equivalent net interest income is the product of loan growth that has been funded by core deposit growth of $55,349,000 from December 31, 2008 to 2009,” commented Ronald A Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.  “While we have placed emphasis on deposits, we have maintained our focus on sound credit quality and ensuring an adequate risk/return trade-off.  Continuing questions surrounding the soft economy are impacting our loan credit quality ratios, although we continue to compare favorably to other members of the financial industry.  However, our nonperforming loans to total loans ratio has increased to 1.10% at December 31, 2009 from 0.46% at December 31, 2008.   Furthermore, net loan charge-offs to average loans of 0.15% for the twelve month period ended December 31, 2009 remain at a minimal level,” added Mr. Walko.

Total assets increased $23,401,000 to $676,204,000 at December 31, 2009 compared to December 31, 2008.  Net loans increased $23,750,000 despite a softening economy that has in general provided fewer loan opportunities.  Due to our credit quality position and overall balance sheet strength, however, we have been able to aggressively attract those loans that meet and/or exceed our credit standards.  The investment portfolio increased $489,000 from December 31, 2008 to year-end 2009 primarily due to an increase in the market value of the portfolio.  During the twelve months ended December 31, 2009, the equity segment of the portfolio experienced write downs of $4,614,000 (none during the three months ended December 31, 2009) due to the turbulence in the equity markets, particularly the financial sector, which caused several of our investments in regional and national financial institutions to be classified as other than temporarily impaired.  Despite our ability to hold our equity investment positions that have depreciated in value, each position has been and will continue to be evaluated for other than temporary impairment, and/or a possible exit due primarily to the ability to carry back tax losses.

Deposits have increased 18.0% or $75,919,000 to $497,287,000 at December 31, 2009 compared to year-end 2008 with, core deposits (total deposits excluding time deposits) increasing 24.7% or $55,349,000.  “Increasing total deposits, with the emphasis on core deposits, continues to be one of our top priorities.  The significant deposit growth has allowed for short-term borrowings to be reduced by 75.2% or $55,592,000, while funding the 6.3% or $24,051,000 growth in gross loans.  Sources of the deposit increase cover a broad spectrum ranging from consumer and commercial to government entity accounts.  Leading to the deposit growth across the spectrum are our efforts to keep banking simple.  We do not attempt to hide fees, but rather present our position in easy to understand terms, with no strings attached.  This straight forward approach combined with the use of technology to deliver service has built a solid reputation within our market footprint.  Over the past year we have added mobile banking to our technology-based service channels that include remote deposit capture, electronic delivery of statements, and online banking and cash management services,” commented Mr. Walko.

Shareholders’ equity increased $5,889,000 to $66,916,000 at December 31, 2009 compared to December 31, 2008 as accumulated other comprehensive loss was reduced by $6,777,000.  The reduction in accumulated other comprehensive loss is primarily a result of a change in unrealized losses on available for sale securities from an unrealized loss of $8,486,000 at December 31, 2008 to an unrealized loss of $3,569,000 at December 31, 2009.  The other component in the reduction of accumulated other comprehensive loss is a decrease of $1,860,000 in the net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan due to an increase in the market value of the plan assets caused by relative improved performance in the stock and bond markets over the past year.  The current level of shareholders’ equity equates to a book value per share of $17.45 at December 31, 2009 compared to $15.93 at December 31, 2008 and an equity to asset ratio of 9.90% at December 31, 2009.  Book value per share, excluding accumulated other comprehensive loss, was $18.88 at December 31, 2009 compared to $19.13 at December 31, 2008.  Dividends paid to shareholders were $0.46 for the three months ended December 31, 2009 and 2008, while dividends for the twelve months ended December 31, 2009 and 2008 were $1.84.

“The economic uncertainty continuously mentioned in the media has not changed the way we conduct business.  We continue to generate loans within our market area that perform and are well collateralized.  This focus is the reason that we continue to experience a minimal amount of net charge-offs even in this challenging environment.  While building the loan portfolio, we have also succeeded in growing the deposit base.  The growth in deposits has provided the funding for the loan portfolio, while allowing for total debt to be reduced.  The overall balance sheet growth, shift in liability composition, and the level of core earnings have provided momentum that will be utilized to navigate through the upcoming year,” commented Mr. Walko.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Ronald A. Walko, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	email-jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2009	2008	% Change

ASSETS
Noninterest-bearing balances	$13,760	$16,563	-16.9%
Interest-bearing deposits in other financial institutions	28	18	55.6%
Total cash and cash equivalents	13,788	16,581	-16.8%

Investment securities, available for sale, at fair value	208,768	208,251	0.2%
Investment securities held to maturity (fair value of $108 and $136)	107	135	-20.7%
Loans held for sale	4,063	3,622	12.2%
Loans	405,529	381,478	6.3%
Less: Allowance for loan losses	4,657	4,356	6.9%
Loans, net	400,872	377,122	6.3%
Premises and equipment, net	7,988	7,865	1.6%
Accrued interest receivable	3,523	3,614	-2.5%
Bank-owned life insurance	14,942	14,546	2.7%
Investment in limited partnerships	4,898	4,727	3.6%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	9,491	10,944	-13.3%
Other assets	4,732	2,364	100.2%
TOTAL ASSETS	$676,204	$652,803	3.6%

LIABILITIES
Interest-bearing deposits	$417,388	$345,333	20.9%
Noninterest-bearing deposits	79,899	76,035	5.1%
Total deposits	497,287	421,368	18.0%

Short-term borrowings	18,354	73,946	-75.2%
Long-term borrowings, Federal Home Loan Bank (FHLB)	86,778	86,778	0.0%
Accrued interest payable	1,073	1,317	-18.5%
Other liabilities	5,796	8,367	-30.7%
TOTAL LIABILITIES	609,288	591,776	3.0%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,013,142 and 4,010,528 shares issued	33,443	33,421	0.1%
Additional paid-in capital	18,008	17,959	0.3%
Retained earnings	27,218	28,177	-3.4%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(3,569)	(8,486)	57.9%
Defined benefit plan	(1,920)	(3,780)	49.2%
Less: Treasury stock at cost, 179,028 and 179,028 shares	(6,264)	(6,264)	0.0%
TOTAL SHAREHOLDERS’ EQUITY	66,916	61,027	9.6%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$676,204	$652,803	3.6%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
(In Thousands, Except Per Share Data)	2009	2008	% Change	2009	2008	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,543	$6,292	4.0%	$25,568	$25,228	1.3%
Investment securities:
Taxable	1,319	1,384	-4.7%	5,424	5,241	3.5%
Tax-exempt	1,257	1,230	2.2%	5,005	4,871	2.8%
Dividend and other interest income	29	110	-73.6%	194	768	-74.7%
TOTAL INTEREST AND DIVIDEND INCOME	9,148	9,016	1.5%	36,191	36,108	0.2%

INTEREST EXPENSE:
Deposits	1,927	2,168	-11.1%	8,284	9,670	-14.3%
Short-term borrowings	78	185	-57.8%	396	1,181	-66.5%
Long-term borrowings, FHLB	937	937	0.0%	3,718	3,981	-6.6%
TOTAL INTEREST EXPENSE	2,942	3,290	-10.6%	12,398	14,832	-16.4%

NET INTEREST INCOME	6,206	5,726	8.4%	23,793	21,276	11.8%

PROVISION FOR LOAN LOSSES	335	145	131.0%	917	375	144.5%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,871	5,581	5.2%	22,876	20,901	9.4%

NON-INTEREST INCOME:
Deposit service charges	581	585	-0.7%	2,200	2,289	-3.9%
Securities gains (losses), net	116	(314)	136.9%	(4,846)	(2,031)	-138.6%
Bank-owned life insurance	295	105	181.0%	713	472	51.1%
Gain on sale of loans	300	204	47.1%	826	882	-6.3%
Insurance commissions	201	446	-54.9%	1,189	1,928	-38.3%
Other	581	423	37.4%	2,205	1,916	15.1%
TOTAL NON-INTEREST INCOME	2,074	1,449	43.1%	2,287	5,456	-58.1%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,524	2,359	7.0%	10,189	9,634	5.8%
Occupancy, net	310	321	-3.4%	1,266	1,288	-1.7%
Furniture and equipment	306	306	0.0%	1,212	1,182	2.5%
Pennsylvania shares tax	171	106	61.3%	685	421	62.7%
Amortization of investments in limited partnerships	142	178	-20.2%	567	712	-20.4%
Other	1,732	1,272	36.2%	5,893	4,712	25.1%
TOTAL NON-INTEREST EXPENSE	5,185	4,542	14.2%	19,812	17,949	10.4%

INCOME BEFORE INCOME TAX (BENEFIT) PROVISION	2,760	2,488	10.9%	5,351	8,408	-36.4%
INCOME TAX (BENEFIT) PROVISION	260	225	15.6%	(742)	405	-283.2%
NET INCOME	$2,500	$2,263	10.5%	$6,093	$8,003	-23.9%

EARNINGS PER SHARE - BASIC	$0.65	$0.59	10.2%	$1.59	$2.07	-23.2%

EARNINGS PER SHARE - DILUTED	$0.65	$0.59	10.2%	$1.59	$2.07	-23.2%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,833,732	3,843,063	-0.2%	3,832,789	3,859,724	-0.7%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,833,869	3,843,063	-0.2%	3,832,886	3,859,833	-0.7%

DIVIDENDS PER SHARE	$0.46	$0.46	0.0%	$1.84	$1.84	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	December 31, 2009			December 31, 2008
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$16,829	$284	6.70%	$10,963	$194	7.04%
All other loans	395,335	6,356	6.38%	369,355	6,164	6.64%
Total loans	412,164	6,640	6.39%	380,318	6,358	6.65%

Taxable securities	104,527	1,348	5.16%	103,179	1,494	5.79%
Tax-exempt securities	108,901	1,905	7.00%	97,548	1,864	7.64%
Total securities	213,428	3,253	6.10%	200,727	3,358	6.69%

Interest bearing deposits	2,094	—	0.00%	55	—	0.00%

Total interest-earning assets	627,686	9,893	6.27%	581,100	9,716	6.66%

Other assets	53,435			54,127

TOTAL ASSETS	$681,121			$635,227

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$59,952	69	0.46%	$58,736	100	0.68%
Super Now deposits	63,227	120	0.75%	54,764	145	1.05%
Money market deposits	74,315	303	1.62%	38,515	218	2.25%
Time deposits	223,966	1,435	2.54%	196,469	1,705	3.45%
Total deposits	421,460	1,927	1.81%	348,484	2,168	2.47%

Short-term borrowings	16,217	78	1.88%	58,440	185	1.25%
Long-term borrowings	86,778	937	4.23%	86,778	937	4.23%
Total borrowings	102,995	1,015	3.86%	145,218	1,122	3.03%

Total interest-bearing liabilities	524,455	2,942	2.22%	493,702	3,290	2.64%

Demand deposits	78,027			74,848
Other liabilities	10,714			7,121
Shareholders’ equity	67,925			59,556

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$681,121			$635,227
Interest rate spread			4.05%			4.02%
Net interest income/margin		$6,951	4.42%		$6,426	4.42%

	For the Three Months Ended
	December 31,
	2009	2008

Total interest income	$9,148	$9,016
Total interest expense	2,942	3,290

Net interest income	6,206	5,726
Tax equivalent adjustment	745	700

Net interest income (fully taxable equivalent)	$6,951	$6,426

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Twelve Months Ended
	December 31, 2009			December 31, 2008
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$16,688	$1,100	6.59%	$9,230	$603	6.53%
All other loans	382,433	24,842	6.50%	361,945	24,830	6.86%
Total loans	399,121	25,942	6.50%	371,175	25,433	6.85%

Taxable securities	103,338	5,617	5.44%	104,245	6,008	5.76%
Tax-exempt securities	104,800	7,583	7.24%	106,030	7,380	6.96%
Total securities	208,138	13,200	6.34%	210,275	13,388	6.37%

Interest bearing deposits	1,938	1	0.05%	10	1	10.00%

Total interest-earning assets	609,197	39,143	6.43%	581,460	38,822	6.68%

Other assets	54,642			50,779

TOTAL ASSETS	$663,839			$632,239

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$60,815	313	0.51%	$60,324	443	0.73%
Super Now deposits	58,591	507	0.87%	52,117	658	1.26%
Money market deposits	62,906	1,227	1.95%	30,921	699	2.26%
Time deposits	219,264	6,237	2.84%	200,572	7,870	3.92%
Total Deposits	401,576	8,284	2.06%	343,934	9,670	2.81%

Short-term borrowings	27,641	396	1.42%	50,545	1,181	2.31%
Long-term borrowings	86,778	3,718	4.23%	89,256	3,981	4.39%
Total borrowings	114,419	4,114	3.55%	139,801	5,162	3.64%

Total interest-bearing liabilities	515,995	12,398	2.39%	483,735	14,832	3.05%

Demand deposits	74,618			73,618
Other liabilities	10,169			8,282
Shareholders’ equity	63,057			66,604

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$663,839			$632,239
Interest rate spread			4.04%			3.63%
Net interest income/margin		$26,745	4.40%		$23,990	4.14%

	For the Twelve Months Ended
	December 31,
	2009	2008

Total interest income	$36,191	$36,108
Total interest expense	12,398	14,832

Net interest income	23,793	21,276
Tax equivalent adjustment	2,952	2,714

Net interest income (fully taxable equivalent)	$26,745	$23,990

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008

Operating Data

Net income	$2,500	$1,922	$832	$839	$2,263
Net interest income	6,206	5,945	5,805	5,837	5,726
Provision for loan losses	335	270	186	126	145
Net security gains (losses)	116	(507)	(2,086)	(2,369)	(314)
Non-interest income, ex. net security gains (losses)	1,958	1,888	1,694	1,593	1,763
Non-interest expense	5,185	5,097	4,885	4,645	4,542

Performance Statistics

Net interest margin	4.42%	4.35%	4.36%	4.47%	4.42%
Annualized return on average assets	1.47%	1.15%	0.51%	0.52%	1.43%
Annualized return on average equity	14.72%	12.08%	5.45%	5.64%	15.20%
Annualized net loan charge-offs to avg loans	0.15%	0.17%	0.25%	0.04%	0.06%
Net charge-offs	157	168	250	41	57
Efficiency ratio	63.5%	65.1%	65.1%	62.5%	60.7%

Per Share Data

Basic earnings per share	$0.65	$0.50	$0.22	$0.22	$0.59
Diluted earnings per share	0.65	0.50	0.22	0.22	0.59
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	17.45	18.40	16.01	15.29	15.93
Common stock price:
High	33.24	34.25	31.81	25.61	30.40
Low	30.37	29.89	24.89	23.00	23.00
Close	32.44	32.01	29.14	25.42	23.03
Weighted average common shares:
Basic	3,834	3,833	3,833	3,832	3,843
Fully Diluted	3,834	3,833	3,833	3,832	3,843
End-of-period common shares:
Issued	4,013	4,013	4,012	4,011	4,011
Treasury	179	179	179	179	179

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008

Financial Condition Data:
General
Total assets	$676,204	$678,685	$667,861	$649,612	$652,803
Loans, net	400,872	396,347	387,697	382,751	377,122
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	497,287	490,062	495,001	448,807	421,368
Noninterest-bearing	79,899	75,569	74,509	71,963	76,035

Savings	60,827	62,717	61,924	60,764	58,668
NOW	64,361	61,855	58,020	55,816	53,821
Money Market	74,634	71,820	71,748	50,476	35,848
Time Deposits	217,566	218,101	228,800	209,788	196,996
Total interest-bearing deposits	417,388	414,493	420,492	376,844	345,333

Core deposits*	279,721	271,961	266,201	239,019	224,372
Shareholders’ equity	66,916	70,539	61,371	58,584	61,027

Asset Quality

Non-performing assets	$4,456	$5,844	$2,667	$2,269	$1,735
Non-performing assets to total assets	0.66%	0.86%	0.40%	0.35%	0.27%
Allowance for loan losses	4,657	4,478	4,377	4,441	4,356
Allowance for loan losses to total loans	1.15%	1.12%	1.12%	1.15%	1.14%
Allowance for loan losses to non-performing loans	104.51%	76.63%	164.12%	195.72%	251.07%
Non-performing loans to total loans	1.10%	1.46%	0.68%	0.59%	0.46%

Capitalization

Shareholders’ equity to total assets	9.90%	10.39%	9.19%	9.02%	9.35%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
GAAP net income	$2,500	$2,263	$6,093	$8,003
Less: securities gains (losses), net of tax	77	(207)	(3,198)	(1,340)
Non-GAAP operating earnings	$2,423	$2,470	$9,291	$9,343

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Return on average assets (ROA)	1.47%	1.43%	0.92%	1.27%
Less: securities gains (losses), net of tax	0.05%	-0.13%	-0.48%	-0.21%
Non-GAAP operating ROA	1.42%	1.56%	1.40%	1.48%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Return on average equity (ROE)	14.72%	15.20%	9.66%	12.02%
Less: securities gains (losses), net of tax	0.45%	-1.39%	-5.07%	-2.01%
Non-GAAP operating ROE	14.27%	16.59%	14.73%	14.03%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Basic earnings per share (EPS)	$0.65	$0.59	$1.59	$2.07
Less: securities gains (losses), net of tax	0.02	(0.05)	(0.83)	(0.35)
Non-GAAP basic operating EPS	$0.63	$0.64	$2.42	$2.42

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Dilutive EPS	$0.65	$0.59	$1.59	$2.07
Less: securities gains (losses), net of tax	0.02	(0.05)	(0.83)	(0.35)
Non-GAAP dilutive operating EPS	$0.63	$0.64	$2.42	$2.42